UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 9, 2006
HOME DIAGNOSTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33027	22-2594392

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 NW 55th Ct. Fort Lauderdale, FL		33309

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (954) 677-9201

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On November 9, 2006, Home Diagnostics, Inc. (the “Company”) issued a press release to report the Company’s financial results for the quarter ended September 30, 2006. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1. No additional information is included in this Current Report on Form 8-K.
     The information included in this Current Report on Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of, nor shall it be deemed incorporated by reference in, any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits. The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued November 9, 2006
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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOME DIAGNOSTICS, INC.
Date: November 9, 2006	By:	/s/ J. Richard Damron, Jr.
J. Richard Damron, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued November 9, 2006